Annual Report
Health
Sciences
Fund
December 31, 2002

 T. Rowe Price(registered trademark) (registered trademark)

Report Highlights

Health Sciences Fund

o With the broad market working through one of the worst bear markets in its history, health care investments continued to struggle.

o All segments of the health care sector fell, and your fund's results reflected the environment.

o The fund's best performing sector was the services industry, which performed well early in the year, but even these stocks suffered modest losses in the fourth quarter.

o The duration of the bear market, as well as the health-care sector's attractive valuations, provides us with some cautious optimism for 2003.


REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.


Fellow Shareholders

The past year has been a severe test for the equity markets. A third calendar year of decline in the broad market-the longest stretch since 1939-1941-pushed valuations down in every sector, and health care investors were not spared. Negative company-specific events within health care contributed to the difficulties, souring investor attitudes even toward solidly profitable companies. In this pervasively negative environment, the portfolio finished the six and 12 months ended December 31, 2002, with a sharp decline. Its results were mixed relative to the S&P 500 Stock Index and to its peers. All major segments within health care declined for the year despite a rally in biotech and drug stocks at year-end.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/02                            6 Months            12 Months

Health Sciences Fund                                -7.58%              -27.74%

S&P 500 Stock Index                                 -10.30               -22.10

Lipper Health/Biotechnology
Funds Index                                          -6.86               -26.21
--------------------------------------------------------------------------------

MARKET AND PORTFOLIO REVIEW

     Up until October, the broad market environment was burdened by a weak economy, poor corporate earnings, and bad business behavior. Investors shunned risk, generally preferring lower-risk asset classes or, within the equity universe, inexpensive investments with stable earnings outlooks. During this period, health care providers survived and thrived, as an improving earnings trend gave the segment strong defensive properties. The more-speculative biotechnology segment was battered.

     However, after October, investors began to look forward to better times in 2003, and acceptance of risk increased. Biotech benefited strongly from this trend, at the expense of providers, which gave up earlier gains. Meanwhile, pharmaceuticals-once viewed as highly defensive-struggled throughout the year with weak earnings and a negative regulatory environment. Only in the fourth quarter did drug stocks bounce back from their lows. By year-end, not one of the major industries in health care had posted a 12-month gain, and even companies that had made great progress in their earnings growth posted steep losses, such as Cephalon.


     Biotechnology and Pharmaceuticals

     We believe that biotechnology holds the greatest long-term potential of all the health care segments, and as a result we have consistently invested the greatest portion of assets here. Our current position stands at approximately 40% of net assets. In general, our stock selection criteria proved effective throughout the year, as several individual holdings performed relatively well. Our best relative performer, for example, was Trimeris, an emerging biotech firm developing a first-in-class treatment for HIV. Nonetheless, overweighting this weak group did not benefit our results versus our peer group in 2002. Looking forward, we are particularly enthusiastic about the potential for the leaders in the biotech industry. We currently have significant stakes in established firms such as Amgen, MedImmune, and Gilead Sciences, all of which offer real earnings, attractive new products, and strong growth potential. We feel that the achievements of these firms will set a positive tone for the entire industry.

Sector Diversification
--------------------------------------------------------------------------------

                                                   6/30/02             12/31/02

Biotechnology                                         34.4%                41.6%

Pharmaceuticals                                       24.8                 26.2

Life Sciences                                          1.9                  1.5

Products and Devices                                   7.0                  6.5

Services                                              31.4                 24.1

Options                                               -1.2                 -0.8

Reserves                                               1.7                  0.9

Total                                                100.0%               100.0%
--------------------------------------------------------------------------------

Based on net assets as of 12/31/02.
--------------------------------------------------------------------------------

     Pharmaceuticals also remained an important exposure in the portfolio. Because drug stocks struggled throughout the year, we kept our stake (26% at year-end) a good bit lower than our peer group's. Our chosen stocks generally aided our relative results, but patience was necessary. Our major position in Wyeth, for example, tumbled severely mid-year when the firm's hormone replacement drug was shown to have possible safety concerns. However, as the year ended, Wyeth had a respectable rebound though it is still struggling to stabilize its business. We feel the situation is improving and that the company is poised to do well in the second half of 2003. As a group, the worst may well be over for pharmaceuticals. For example, the next few quarters' earnings will almost certainly compare favorably to 2002 results. However, we remain relatively cautious in this sector because important fundamental problems remain. The difficulty of discovering and developing important new medicines has never been greater, and it will take time to resolve these problems. Aside from maintaining positions in some of the best-positioned major drug companies, such as Pfizer, we plan to focus on some of the smaller or mid-size firms in the industry where success with a small number of drugs can have a tremendous impact on overall earnings.

     Services and Devices

     The best move we made earlier in the year, both for absolute performance and compared with our peer group, was to expand our stake in health care providers and services. We overweighted this segment, which posted a modest decline compared with biotech and drug stocks. Our positions also worked out favorably, especially with strong gains on large positions in UnitedHealth Group and Anthem. Our least successful holding during the year was Tenet Healthcare, which sank after allegations of fraud. By year-end, our position in services dropped to 24% of net assets, from more than 31%. This change was primarily the result of market activity in the fourth quarter. We do not anticipate making major changes in our services allocation in the near term.

     Although products and devices remains one of our smallest industry positions, drug-coated stents may prove to be a revolutionary technology in this field. We gained great value from a substantial position in one of the primary beneficiaries of this development, Boston Scientific.

OUTLOOK

     Our view has been that once the markets begin to stabilize, and investors are more accepting of risk, health care would be a benefactor. In the short term, there are several companies within health care offering investors high growth. Longer term, however, we continue to believe that health care remains an area of tremendous future growth potential. The ongoing need for more and better medicines, combined with significant scientific progress, should provide meaningful investment opportunities.


     Respectfully submitted,

     Kris H. Jenner
     President of the fund and chairman of its Investment Advisory Committee


     John H. Laporte
     Vice President

     January 22, 2003


     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             12/31/02
--------------------------------------------------------------------------------

UnitedHealth Group                                                5.6%

Cephalon                                                          5.1

Anthem                                                            4.9

Gilead Sciences                                                   4.5

--------------------------------------------------------------------------------
MedImmune                                                         4.3

Pfizer                                                            4.1

Trimeris                                                          4.0

Wyeth                                                             3.5

Pharmacia                                                         3.4

Forest Laboratories                                               2.9
--------------------------------------------------------------------------------

Neurocrine Biosciences                                            2.9

Omnicare                                                          2.8

NPS Pharmaceuticals                                               2.4

Boston Scientific                                                 2.3

Abbott Laboratories                                               2.3
--------------------------------------------------------------------------------

HCA                                                               2.2

Amgen                                                             2.2

Medicines Company                                                 1.9

Allergan                                                          1.8

Eli Lilly                                                         1.7
--------------------------------------------------------------------------------

Advanced Neuromodulation Systems                                  1.7

Johnson & Johnson                                                 1.6

Teva Pharmaceutical                                               1.5

Scios                                                             1.5

Triad Hospitals                                                   1.4
--------------------------------------------------------------------------------

Total                                                            72.5%
--------------------------------------------------------------------------------

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ending 12/31/02

Ten Best Contributors
--------------------------------------------------------------------------------

NPS Pharmaceuticals                                                14(cents)

Neurocrine Biosciences                                             13

Boston Scientific                                                  10

Pharmacia                                                           9

Forest Laboratories                                                 8

Medicines Company                                                   6

MedImmune                                                           5

Cephalon                                                            5

Exelixis                                                            5

Gilead Sciences                                                     4
--------------------------------------------------------------------------------

Total                                                              79(cents)
--------------------------------------------------------------------------------

Ten Worst Contributors
--------------------------------------------------------------------------------

Tenet Healthcare                                           -41(cents)

Laboratory Corporation of America                                  23

Wyeth                                                              19

Alkermes                                                           17

Pfizer                                                             11

Baxter International                                               10

Transkaryotic Therapies                                             9

AmerisourceBergen                                                   7

UnitedHealth Group                                                  7

Triad Hospitals                                                     7
--------------------------------------------------------------------------------

Total                                                      -151(cents)
--------------------------------------------------------------------------------


12 Months Ending 12/31/02

Ten Best Contributors
--------------------------------------------------------------------------------

UnitedHealth Group                                                 12(cents)

Boston Scientific                                                  11

Wellpoint Health Networks                                           9

Medicines Company                                                   7

Anthem                                                              7

Gilead Sciences                                                     6

Forest Laboratories                                                 6

Neurocrine Biosciences                                              3

Teva Pharmaceutical*                                                3

Scios*                                                              3
--------------------------------------------------------------------------------

Total                                                              67(cents)
--------------------------------------------------------------------------------

Ten Worst Contributors
--------------------------------------------------------------------------------

Tenet Healthcare                                           -34(cents)

Wyeth                                                              33

Cephalon                                                           32

Alkermes                                                           31

MedImmune                                                          26

Pfizer                                                             25

King Pharmaceuticals**                                             22

Sepracor**                                                         22

OSI Pharmaceuticals                                                19

CV Therapeutics                                                    18
--------------------------------------------------------------------------------

Total                                                      -262(cents)
--------------------------------------------------------------------------------


*    Position added
**   Position eliminated
--------------------------------------------------------------------------------

T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


     HEALTH SCIENCES FUND

                           S&P              HSF-Line          HSF-Area
--------------------------------------------------------------------------------

12/29/1995                 10,000            10,000             10,000

12/31/96                   12,296            12,675             12,675

12/31/97                   16,398            15,136             15,136

12/31/98                   21,085            18,522             18,522

12/31/99                   25,522            19,999             19,999

12/31/00                   23,197            30,437             30,437

12/31/01                   20,440            28,621             28,621

12/31/02                   15,923            20,682             20,682
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


     Period
     Ending                                            Since   Inception
     12/31/02     1 Year     3 Years     5 Years   Inception        Date
     ---------------------------------------------------------------------------

     Health Sciences
     Fund        -27.74%        1.13%       6.44%      10.93%   12/29/95
     ---------------------------------------------------------------------------

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                12/31/02    12/31/01    12/31/00    12/31/99    12/31/98
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning of
period         $   20.08   $   21.70   $   15.93   $   16.01   $   13.66

Investment activities

  Net investment
  income (loss)    (0.11)      (0.11)      (0.03)      (0.04)      (0.04)

  Net realized
  and unrealized
  gain (loss)      (5.46)      (1.20)       8.28        1.22        3.05

  Total from
  investment
  activities       (5.57)      (1.31)       8.25        1.18        3.01

Distributions
  Net realized
  gain              --         (0.31)      (2.48)      (1.26)      (0.66)

NET ASSET VALUE

End of
period         $   14.51   $   20.08   $   21.70   $   15.93   $   16.01
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total return^     (27.74)%     (5.97)%     52.19%       7.97%      22.37%

Ratio of total
expenses to
average net
assets              1.04%       1.02%       0.98%       1.11%       1.16%

Ratio of net
investment
income (loss)
to average
net assets         (0.64)%     (0.60)%     (0.22)%     (0.25)%     (0.25)%

Portfolio
turnover rate       62.7%       74.6%      110.6%       81.9%       85.7%

Net assets,
end of period
(in thousands) $ 677,956   $ 960,787   $ 971,867   $ 302,510   $ 316,573

--------------------------------------------------------------------------------

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
                                                            December 31, 2002


Statement of Net Assets                                 Shares            Value
--------------------------------------------------------------------------------
In thousands

  Common Stocks and Warrants 99.2%

  BIOTECHNOLOGY 41.0%

  International Biotechnology 0.3%

  Actelion (CHF) *                                  40,400      $         1,782

                                                                          1,782


  Other Biotechnology 4.8%

  Alexion Pharmaceutical *                         200,000                2,824

  Amylin Pharmaceuticals *                         165,000                2,663

  Cubist Pharmaceuticals *                         317,200                2,610

  Deltagen *                                       690,800                  332

  DURECT *                                         108,212                  219

  Esperion Therapeutics *                          200,000                1,422

  Exelixis *                                       940,000                7,520

  InKine Pharmaceutical *                          175,000                  285

  Insmed, Warrants, 5/31/05 * +                    250,048                    0

  Isis Pharmaceuticals, Class B *                  150,000                  988

  Ligand Pharmaceuticals, Class B *                100,000                  537

  NeoRx *                                          300,000                  129

  Regeneron Pharmaceuticals *                      185,000                3,424

  Telik *                                          140,000                1,632

  Triangle Pharmaceuticals *                       250,000                1,485

  Tularik *                                         80,000                  597

  Versicor *                                       525,000                5,665

  ViroPharma *                                     180,000                  263

                                                                         32,595

  U.S. Major - Biotechnology 35.9%

  Abgenix *                                        525,000                3,869

  Alkermes *                                     1,025,000                6,427

  Amgen *!!                                        307,500               14,865

  Biogen *                                         110,000                4,407

  Cephalon *!!                                     705,000               34,311

  CV Therapeutics *                                225,000                4,099

  Genentech *!!                                    125,000                4,145

  Gilead Sciences *!!                              900,000               30,600

  Human Genome Sciences *                          311,000                2,740

  IDEC Pharmaceuticals *!!                         210,000                6,966

  Imclone Systems *                                415,000      $         4,408

  Medicines Company *                              800,000               12,816

  MedImmune *!!                                  1,080,000               29,344

  Millennium Pharmaceuticals *                     225,000                1,786

  Neurocrine Biosciences *!!                       425,000               19,405

  NPS Pharmaceuticals *                            645,000               16,235

  OSI Pharmaceuticals *                            135,000                2,214

  Protein Design Labs *                            125,000                1,063

  Scios *                                          305,000                9,937

  Transkaryotic Therapies *                        235,000                2,326

  Trimeris *!!                                     625,000               26,931

  Vertex Pharmaceuticals *                         300,000                4,755

                                                                        243,649

  Total Biotechnology                                                   278,026


  LIFE SCIENCES  1.5%

  Life Sciences  1.5%

  Invitrogen *                                      75,000                2,347

  Symyx Technologies *                             315,000                3,966

  Waters Corporation *                             175,000                3,811

  Total Life Sciences                                                    10,124


  PHARMACEUTICALS  25.7%

  International Pharmaceuticals                                             1.6%

  Fujisawa Pharmaceutical (JPY)                    100,000                2,286

  Sanofi-Synthelabo (EUR)                          145,000                8,857

                                                                         11,143


  U.S. Major - Pharmaceutical 24.1%

  Abbott Laboratories !!                           387,500               15,500

  Allergan !!                                      212,500               12,244

  Eli Lilly !!                                     185,000               11,748

  Forest Laboratories *!!                          200,000               19,644

  Johnson & Johnson !!                             202,500               10,876

  Noven Pharmaceuticals *                          175,000                1,615

  Pfizer                                           900,000               27,513

  Pharmacia                                        550,000               22,990

  Salix Pharmaceuticals *                          335,000                2,342

  Schering-Plough                                  200,000      $         4,440

  Teva Pharmaceutical ADR                          260,000               10,039

  Women First Healthcare *                         100,000                  456

  Wyeth !!                                         635,000               23,749

                                                                        163,156

  Total Pharmaceuticals                                                 174,299


  PRODUCTS & DEVICES  6.4%

  Implants  6.4%

  Advanced Neuromodulation Systems *               320,000               11,232

  Aspect Medical Systems *                         465,000                1,576

  Baxter International                              50,000                1,400

  Biomet                                            70,000                2,006

  Boston Scientific *!!                            365,000               15,520

  EPIX Medical *                                   276,200                1,997

  Fischer Imaging *!                               590,000                3,546

  St. Jude Medical *!!                             160,000                6,355

  Total Products & Devices                                               43,632


  SERVICES  23.7%

  Distribution 5.8%

  AmerisourceBergen                                135,000                7,332

  Cardinal Health                                  125,000                7,398

  Omnicare                                         800,000               19,064

  Patterson Dental *                               120,000                5,249

                                                                         39,043


  Other Services  1.2%

  Laboratory Corporation of America *              350,000                8,134

                                                                          8,134


  Payors  11.8%

  Anthem *                                         525,000               33,023

  UnitedHealth Group !!                            455,000               37,992

  Wellpoint Health Networks *                      130,000                9,251

                                                                         80,266


  Providers  4.9%

  Davita *                                         125,000                3,084

  HCA                                              367,000               15,231

  Tenet Healthcare *!!                             340,000      $         5,576

  Triad Hospitals *                                316,300                9,435

                                                                         33,326

  Total Services                                                        160,769


  Total Miscellaneous Common Stocks 0.9%                                  5,907


  Total Common Stocks
  and Warrants (Cost $735,370)                                          672,757


  Preferred Stocks  0.4%

  Advanced Medicine, Series D *+_                  264,454                2,380

  Total Preferred Stocks (Cost $2,380)                                    2,380


  Convertible Preferred Stocks  0.3%

  Control Delivery Systems,
  8.00%, Series A *+_                               37,216                2,000

  Total Convertible Preferred
  Stocks (Cost $2,000)                                                    2,000


  Options Written  (0.8%)

  Abbott Labs

     Call, 1/18/03 @ $45.00 *                     (150,000)                 (15)

     Put, 1/18/03 @ $65.00 *                        (4,300)                (108)

  Allergen

     Call, 4/19/03 @ $70.00 *                      (75,000)                 (73)

     Put, 2/22/03 @$55.00 *                        (20,000)                 (46)

  AmerisourceBergen, Put,
  1/18/03 @ $80.00 *                               (25,000)                (642)

  Amgen, Call, 1/18/03
  @ $45.00 *                                      (150,000)                (660)

  Boston Scientific, Call,
  1/18/03 @ $45.00 *                               (50,000)                 (33)

  Bristol Meyers Squibb, Put,
  1/17/04 @ $25.00 *                               (25,000)                (125)

  Cephalon, Call, 1/18/03
  @ $60.00 *                                       (50,000)                  (3)

  Eli Lilly

     Call

     1/18/03 @ $70.00 *                            (50,000)                  (4)

     4/19/03 @ $70.00 *                            (25,000)                 (42)

     4/19/03 @ $75.00 *                            (25,000)                 (17)

  Forest Laboratories

     Call

     5/17/03 @ $110.00 *                           (25,000)                (110)

     5/17/03 @ $115.00 *                           (25,000)     $           (73)

     Put, 5/17/03 @ $90.00 *                       (25,000)                (146)

  Genentech, Call, 3/22/03 @ $40.00 *             (100,000)                 (65)

  Gilead Sciences

     Call

     1/18/03 @ $40.00 *                            (50,000)                  (7)

     2/22/03 @ 45.00 *                             (25,000)                  (3)

     5/17/03 @ $45.00 *                            (90,000)                 (88)

  HCA, Put, 5/17/03 @ $40.00 *                     (20,000)                 (70)

  IDEC Pharmaceuticals

     Call

     1/18/03 @ $40.00 *                            (29,000)                  (1)

     1/18/03 @ $45.00 *                            (71,000)                  (9)

     4/19/03 @ $40.00 *                            (75,000)                (148)

  Johnson & Johnson, Call,
  1/18/03 @ $65.00 *                               (50,000)                  (3)

  MedImmune

     Call

     1/18/03 @ $30.00 *                            (50,000)                 (10)

     1/18/03 @ $35.00 *                           (100,000)                 (10)

     3/22/03 @ $35.00 *                            (75,000)                 (23)

  Neurocrine Biosciences

     Call

     1/18/03 @ $50.00 *                            (50,000)                 (20)

     2/22/03 @ $55.00 *                           (125,000)                 (84)

  Patterson, Call, 4/19/03 @ $50.00 *              (50,000)                 (58)

  St. Jude, Call, 1/18/03 @ $37.50 *              (100,000)                (262)

  Tenet Healthcare

     Call, 1/18/03 @ $22.50 *                     (100,000)                  (2)

     Put

     1/18/03 @ $55.00 *                             (9,200)                (356)

     2/22/03 @ $50.00 *                            (25,300)                (851)

  Trimeris

     Call

     1/18/03 @ $50.00 *                            (50,000)                 (10)

     4/19/03 @ $50.00 *                            (50,000)                (128)

     4/19/03 @ $55.00 *                           (125,000)                (150)

     4/19/03 @ $60.00 *                            (35,400)                 (21)


  UnitedHealth Group

     Call

     1/18/03 @ $90.00 *                            (75,000)     $           (15)

     2/22/03 @ $90.00 *                            (50,000)                 (80)

     Put, 1/18/03 @ $85.00 *                       (25,000)                 (75)

  Waters Corporation, Call,
  2/22/03 @ $25.00 *                              (100,000)                 (49)

  Wellpoint, Call, 2/22/03
  @ $75.00 *                                       (50,000)                (126)

  Wyeth

     Call

     1/18/03 @ $40.00 *                           (100,000)                 (17)

     4/19/03 @ $40.00 *                           (375,000)                (647)

  Total Options Written (Cost $(5,108))                                  (5,485)


  Short-Term Investments 0.9%

  Money Market Fund 0.9%

  T. Rowe Price Reserve
  Investment Fund, 1.53% #                       6,301,055                6,301

  Total Short-Term
  Investments (Cost $6,301)                                               6,301


  Total Investments in Securities

  100.0% of Net Assets (Cost $740,943)                          $       677,953

  Other Assets Less Liabilities                                               3


  NET ASSETS                                                    $       677,956
                                                                ---------------

  Net Assets Consist of:

  Undistributed net
  realized gain (loss)                                                  (90,363)

  Net unrealized gain (loss)                                            (62,989)

  Paid-in-capital applicable to
  46,722,562 shares of $0.0001 par
  value capital stock outstanding;
  1,000,000,000 shares authorized                                       831,308

  NET ASSETS                                                    $       677,956
                                                                ---------------

  NET ASSET VALUE PER SHARE                                     $         14.51
                                                                ---------------



  #  Seven-day yield
  *  Non-income producing
  !  Affiliated company, as defined by the Investment Company Act of 1940 - See
     Note 2.
 !! All or a portion of this security is pledged to cover written call options at December 31, 2002 Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules; the total of such securities at period-end amounts to $4,380 and represents 0.6% of net assets.
  _  Security valued by the Fund's Board of Directors
ADR  American Depository Receipts
CHF  Swiss franc
EUR  Euro
JPY  Japanese yen
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                             12/31/02
--------------------------------------------------------------------------------

  Investment Income (Loss)
  Income
     Dividend                                              $    2,801

     Interest                                                     298

     Total income                                               3,099

  Expenses

     Investment management                                      5,306

     Shareholder servicing                                      2,434

     Prospectus and shareholder reports                           223

     Custody and accounting                                       141

     Registration                                                  54

     Proxy and annual meeting                                      47

     Legal and audit                                               15

     Directors                                                     10

     Miscellaneous                                                  9

     Total expenses                                             8,239

     Expenses paid indirectly                                     (74)

     Net expenses                                               8,165

  Net investment income (loss)                                 (5,066)

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)

     Securities                                               (95,642)

     Written options                                           16,646

     Foreign currency transactions                                (16)

     Net realized gain (loss)                                 (79,012)

Change in net unrealized gain (loss)

     Securities                                              (185,817)

     Written options                                           (3,921)

     Other assets and liabilities

     denominated in foreign currencies                             15

     Change in net unrealized gain (loss)                    (189,723)

  Net realized and unrealized gain (loss)                    (268,735)

  INCREASE (DECREASE) IN NET

  ASSETS FROM OPERATIONS                                   $ (273,801)
                                                           -----------



The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  12/31/02             12/31/01
--------------------------------------------------------------------------------

  Increase (Decrease) in Net Assets
  Operations
     Net investment
     income (loss)                         $        (5,066)     $        (5,047)

     Net realized
     gain (loss)                                   (79,012)             (11,006)

     Change in net unrealized
     gain (loss)                                  (189,723)             (43,249)

     Increase (decrease) in net
     assets from operations                       (273,801)             (59,302)

  Distributions to shareholders

     Net realized gain                                --                (14,447)

  Capital share transactions *

     Shares sold                                   222,520              322,278

     Distributions reinvested                         --                 14,071

     Shares redeemed                              (231,550)            (273,680)

     Increase (decrease) in net
     assets from capital

     share transactions                             (9,030)              62,669

  Net Assets

  Increase (decrease) during period               (282,831)             (11,080)

  Beginning of period                              960,787              971,867

  End of period                            $       677,956      $       960,787
                                           ---------------      ---------------

*Share information

     Shares sold                                    13,063               17,149

     Distributions reinvested                         --                    735

     Shares redeemed                               (14,185)             (14,826)

     Increase (decrease) in
     shares outstanding                             (1,122)               3,058


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
                                                               December 31, 2002

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

          T. Rowe Price Health Sciences Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company and commenced operations on December 29, 1995. The fund seeks long-term capital appreciation.

          The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

          Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

          Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the closing bid and ask prices.

          Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

          Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

          Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $74,000 and $0 respectively, for the year ended December 31, 2002.

          Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

          Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

          Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price until a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the year ended December 31, 2002, were as follows:
--------------------------------------------------------------------------------

                                                 Number of
                                                 Contracts             Premiums
--------------------------------------------------------------------------------

     Outstanding at
     beginning of period                            36,000      $    19,690,000

     Written                                       237,000           61,111,000

     Exercised                                      (4,000)          (4,220,000)

     Expired                                       (63,000)          (8,399,000)

     Closed                                       (176,000)         (63,075,000)

     Outstanding at end of period                   30,000      $     5,107,000
--------------------------------------------------------------------------------

          Affiliated Companies The fund may invest in certain securities that are considered affiliated companies, as defined by the 1940 Act. An affiliated company is one in which the fund owns at least 5% or more of the outstanding voting securities. At December 31, 2002, the value of affiliated companies included in the fund's investments in securities totaled $3,546,000 (0.5%). Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $497,382,000 and $503,545,000, respectively, for the year ended December 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

     There were no distributions in the year ended December 31, 2002. At December 31, 2002, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

     Unrealized appreciation                               $93,457,000

     Unrealized depreciation                               (171,585,000)

     Net unrealized appreciation
     (depreciation)                                        (78,128,000)

     Capital loss carryforwards                            (75,224,000)

     Paid-in capital                                       831,308,000

     Net assets                                            $677,956,000
                                                           ------------
--------------------------------------------------------------------------------

     Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $14,759,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2003. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, the fund had $9,998,000 of capital loss carryforwards that expire in 2009, and $65,226,000 that expire in 2010.

     For the year ended December 31, 2002, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.
--------------------------------------------------------------------------------

     Undistributed net investment income                   $5,066,000

     Undistributed net realized gain                           56,000

     Paid-in capital                                       (5,122,000)


     At December 31, 2002, the cost of investments for federal income tax purposes was $756,082,000.

--------------------------------------------------------------------------------

NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $393,000.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $1,718,000 for the year ended December 31, 2002, of which $176,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2002, the fund was charged $40,000 for shareholder servicing costs related to the college savings plans, of which $32,000 was for services provided by Price and $5,000 was payable at period-end. At December 31, 2002, approximately 0.6% of the outstanding shares of the fund were held by college savings plans.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $298,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of T. Rowe Price Health Sciences Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Health Sciences Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with custodians and brokers, provide a reasonable basis for our opinion.



     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 21, 2003


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors
Name
(Date of Birth)
Year Elected*
Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies
--------------------------------------------------------------------------------

Anthony W. Deering
(1/28/45)
2001
Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.
(1/27/43)
1995
Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm
--------------------------------------------------------------------------------

David K. Fagin
(4/9/38)
1995
Director, Dayton Mining Corp. (6/98 to present), Golden Star Resources Ltd., and Canyon Resources Corp. (5/00 to present); Chairman and President, Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver
(8/22/34)
2001
President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
--------------------------------------------------------------------------------

Hanne M. Merriman
(11/16/41)
1995
Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber
(10/21/46)
2001
Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos
(8/2/33)
1995
Owner/President, Stonington Capital Corp., a private investment company
--------------------------------------------------------------------------------

Paul M. Wythes
(6/23/33)
1995
Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.
--------------------------------------------------------------------------------

*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.
--------------------------------------------------------------------------------

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price Portfolios Overseen]
Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies
--------------------------------------------------------------------------------

John H. Laporte
(7/26/45)
1995
[15]
Director and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price; Vice President, Health Sciences Fund
--------------------------------------------------------------------------------

James S. Riepe
(6/25/43)
1995
[105]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited; Chairman of the Board, Health Sciences Fund
--------------------------------------------------------------------------------

M. David Testa
(4/22/44) 1995
[105]
Chief Investment Officer, Director, and Vice President, T. Rowe Price; Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President,
T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International, Inc.; Director and Vice President, T. Rowe Price Trust Company
--------------------------------------------------------------------------------

*Each inside director serves until the election of a successor.
--------------------------------------------------------------------------------

Officers
Name (Date of Birth)
Title and Fund(s) Served
Principal Occupation(s)
--------------------------------------------------------------------------------

Laurie M. Bertner (10/8/77)
Vice President, Health Sciences Fund
Vice President, T. Rowe Price; formerly Student, Emory University, Atlanta (to
2000)
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)
Treasurer, Health Sciences Fund
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)
Vice President, Health Sciences Fund
Director and Vice President, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.
--------------------------------------------------------------------------------

Kris H. Jenner (2/5/62)
President, Health Sciences Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Susan J. Klein (4/18/50)
Vice President, Health Sciences Fund
Vice President, T. Rowe Price
--------------------------------------------------------------------------------

J. Jeffrey Lang (1/10/62) Vice President, Health Sciences Fund
Vice President, T. Rowe Price and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Christopher R. Leonard (1/11/73)
Vice President, Health Sciences Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly research associate, Morgan Stanley Dean Witter (to 1997)
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)
Secretary, Health Sciences Fund
Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Jay S.  Markowitz (12/19/62)
Vice President, Health Sciences Fund
Employee, T. Rowe Price; formerly Assistant Professor of Surgery, University of Medicine and Dentistry of New Jersey (to 1997); Transplant Surgeon and Assistant Professor of Surgery, Johns Hopkins University School of Medicine
(to 2001)
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)
Controller, Health Sciences Fund
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Charles G. Pepin (4/23/66)
Vice President, Health Sciences Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

John Carl A. Sherman (9/3/72)
Vice President, Health Sciences Fund
Vice President, T. Rowe Price International, Inc.; formerly Analyst, JPMorgan Securities (to 1998)
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

     Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet.
          Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


     BROKERAGE SERVICES *

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

          Consolidated Statement. Overview of all of your accounts.

          Shareholder Reports. Manager reviews of their strategies and results.

          T. Rowe Price Report. Quarterly investment newsletter.

          Performance Update. Quarterly review of all T. Rowe Price fund results.

          Insights. Educational reports on investment strategies and markets.

          Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

     T. Rowe Price Retirement Services

          T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

          PLANNING TOOLS AND SERVICES

          T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

          IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

          Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


          INVESTMENT VEHICLES

          Individual Retirement Accounts (IRAs)
          No-Load Variable Annuities
          Small Business Retirement Plans

          * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Retirement Services
--------------------------------------------------------------------------------

     www.troweprice.com

          ACCOUNT INFORMATION

          Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

          AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


          FINANCIAL TOOLS AND CALCULATORS

          College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

          Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

          Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy thatos appropriate for you.

          Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


          INVESTMENT TRACKING AND INFORMATION

          My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

          Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

          Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term
Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price, Invest with confidence (registered trademark)

T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202
29148    F114-050  12/31/02